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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  January 5, 1999


                            WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                 333-65615                                94-3283464
-------------------------------          ------------------------------           ------------------------------
(State or other jurisdiction of                  (Commission                            (I.R.S. Employer
 incorporation or organization)                   File No.)                           Identification No.)


         2260 Douglas Boulevard, Suite 280, Roseville, California 95661
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              (Address of principal executive offices)         (Zip Code)



                                 (916) 772-2221
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              (Registrant's telephone number, including area code)



                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  Other Events

            On January 5, 1999, Waste Connections, Inc. a Delaware corporation ("WCI"), filed Post-Effective Amendment No. 2 to its Registration Statement on Form S-4, File No. 333-65615 (the "Form S-4"). Because of a printer's error, the Form S-4 that was filed mistakenly included, on pages F-148 through F-184, draft supplemental consolidated financial statements giving retroactive effect to the proposed mergers of WCI with the Murrey Companies. These pages contain draft financial statements that are preliminary and confidential and were included in the filing by the printer without the consent of WCI or its independent auditors. Accordingly, pages F-148 through F-184 of that filing should be disregarded.

            On January 5, 1999, WCI filed Post-Effective Amendment No. 3 to its Registration Statement on Form S-4, which contains correct financial statements.



                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   REGISTRANT:

                                   WASTE CONNECTIONS, INC.


                                   By     /s/ Ronald J. Mittelstaedt
                                      ---------------------------------
                                      Ronald J. Mittelstaedt, President

Date:  January 5, 1999


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